Independent Auditors' Report



To the Board of Directors
 and Shareholders
Aetna Generation
 Portfolios, Inc.

In planning and performing
 our audits of the
 financial statements
 of Aetna Ascent VP,
 Aetna Crossroads VP
 and Aetna Legacy VP
 (collectively the "Funds")
 for the year
 ended December 31,
 1998, we considered
 their internal control,
 including
 procedures for
 safeguarding securities,
 in order to determine
 our auditing
 procedures for the
 purpose of expressing
 our opinion on the
 financial statements
 and to comply with
 the requirements of
 Form N-SAR, not to
 provide assurance on
 internal control.

The management of the
 Funds is responsible
 for establishing and
 maintaining internal
 control.  In fulfilling
 this responsibility,
 estimates and judgments
 by management are
 required to assess
 the expected benefits
 and related costs
 of controls.  Generally,
 controls that
 are relevant to an audit
 pertain to the
 entity's objective of
 preparing financial
 statements for
 external purposes
 that are fairly presented
 in conformity
with generally accepted
 accounting principles.
 Those controls
 include the safeguarding

Because of inherent
 limitations in internal
 control, errors or
 irregularities may occur
 and not be detected.
 Also, projection of
 any evaluation of
 internal control to future
 periods is subject to
 the risk that it may
 become inadequate
 because of changes
 in conditions
 or that the
 effectiveness of
 the design and
 operation may
 deteriorate.

Our consideration
 of internal control would
 not necessarily
 disclose all matters in
 internal control that
 might be material
 weaknesses under
 standards established by
 the American
 Institute of Certified
 Public Accountants.
  A material weakness is a
 condition in which the
 design or operation
 of any specific internal
 control component
 does not reduce to a
 relatively low level
 the risk that errors
 or irregularities in
 amounts that would be
 material in relation
 to the financial
 statements being
 audited may occur
imely period by
 employees in the normal
 course of performing
 their assigned functions.
  However, we noted no
 matters involving
 internal control,
 including controls over
 safeguarding securities,
 that we consider
 to be material
weaknesses as defined above
 as of December 31, 1998.

This report is intended
 solely for the
 information and
 use of management and
 the Securities and
 Exchange Commission
 .Hartford, Connecticut
January 29, 1999